PROPERTY AND EQUIPMENT (Tables)	6 Months Ended
Jun. 30, 2019
Property Plant And Equipment [Abstract]
Schedule of property and equipment

Property and equipment consisted of the following (in thousands):

	June 30, 2019	December 31, 2018
Equipment	$311	$306
Leasehold improvements	71	70
Furniture and fixtures	80	79
Total property and equipment	462	455
Less: accumulated depreciation	(331)	(303)
Total depreciable assets	131	152
Construction-in-progress	14	—
Property and equipment, net	$145	$152